SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2002


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


                        Wisconsin                    1-13154
                (State of Incorporation)      (Commission File Number)


                  (I.R.S. Employer Identification No.)  39-1431799


            3100 AMS Boulevard, Green Bay, Wisconsin           54313
            (Address of principal executive offices)         (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On March 20, 2002, American Medical Security Group, Inc. ("Company") and Cobalt Corporation ("Cobalt") announced they have entered into a stock purchase agreement, (the "Agreement") pursuant to which the Company will repurchase 1.4 million shares (the "Shares") of common stock, no par value, of the Company ("Common Stock") from Blue Cross & Blue Shield United of Wisconsin, a wholly owned subsidiary of Cobalt, for $18.2 million or $13.00 per share. BCBSUW currently owns approximately 45% of the Company's outstanding Common Stock. In addition, pursuant to the Agreement, the Company and Cobalt agreed to seek to register and sell at least 3.0 million shares of Common Stock owned by BCBSUW in an underwritten secondary offering expected to take place in the second quarter of 2002.

         The repurchase of the Shares will not require additional financing by the Company. The repurchase is expected to close promptly following the receipt of necessary consents.

         As part of the Agreement, BCBSUW has withdrawn its intent to nominate directors at the Company's 2002 annual meeting of shareholders. In addition, the Board of Directors of the Company (the "Board") has elected Thomas R. Hefty and Kenneth L. Evason, who were nominated by Cobalt, to serve as directors on the Board beginning on the closing of the Share repurchase for terms expiring in 2003 and 2004, respectively.

         Pursuant to the Agreement, Cobalt has agreed to certain standstill provisions and to vote in favor of the slate of directors nominated by the Company's Board, and has also agreed not to present any new shareholder proposals or nominate for election to the Company's Board any additional directors for a period as specified in the Agreement.

         The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as an exhibit to this report and incorporated herein by this reference.

         A copy of the joint press release issued in connection with the execution of the Agreement is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.






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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMERICAN MEDICAL SECURITY GROUP, INC.




Dated:   March  20, 2002                    /s/ Timothy J. Moore
         --------------------               -----------------------------------
                                            Timothy J. Moore
                                            Senior Vice President of Corporate
                                            Affairs, Secretary & General Counsel












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                      AMERICAN MEDICAL SECURITY GROUP, INC.
                          (Commission File No. 1-13154)

                                  EXHIBIT INDEX
                                       To
                             FORM 8-K CURRENT REPORT
                         Date of Report: March 19, 2002


                                                                         Filed
Exhibit No.   Description                                               Herewith

10            Stock Purchase Agreement, dated as of March 19, 2002,         X
              among Blue Cross & Blue Shield United of Wisconsin,
              Cobalt Corporation and the Registrant

99            Press Release, dated March 19, 2002, issued by the            X
              Registrant and Cobalt Corporation